Post Holdings Acquires 8th Avenue Food & Provisions June 3, 2025

Cautionary Statement Regarding Forward-Looking Statements Certain matters discussed in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding Post Holdings, Inc.’s (“Post” or the “Company”) prospective performance and opportunities, Post’s expected synergies and benefits from its acquisition of 8th Avenue Food & Provisions, Inc. (“8th Avenue”), statements regarding how the financial results for 8th Avenue will be reported in Post’s financial statements after the closing of the acquisition, the forecasted Adjusted EBITDA of 8th Avenue, 8th Avenue’s forecasted post-synergies Adjusted EBITDA, the illustrative purchase price multiple for the acquisition, expectations about the impact of the acquisition on Post’s cash flows and net leverage, expectations about future business plans, prospective performance and opportunities for 8th Avenue, expectations about 8th Avenue’s product net sales composition upon completion of the acquisition and the expected timing of the completion of the acquisition and Post’s forecasted Adjusted EBITDA outlook for fiscal year 2025 and free cash flow illustrative calculation prior to and after the completion of the acquisition, including estimated cash interest, estimated capital expenditures and normalized cash taxes. These forward-looking statements may be identified from the use of forward-looking terminology such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that the acquisition will be consummated. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: • the ability and timing to consummate the proposed acquisition of 8th Avenue; • Post’s ability to promptly and effectively integrate 8th Avenue after the acquisition has closed, and Post’s ability to obtain expected cost savings and synergies of the acquisition; • operating costs and business disruption (including difficulties maintaining relationships with 8th Avenue employees) that may be greater than expected; • disruptions or inefficiencies in Post’s supply chain, tariffs, inflation, labor shortages, public health crises, climatic events, avian influenza and other agricultural diseases and pests, fires and other events beyond Post’s control; • changes in economic conditions, financial instability, disruptions in capital and credit markets, changes in interest rates and fluctuations in foreign currency exchange rates; • volatility in the cost or availability of inputs to Post’s businesses (including raw materials, energy and other supplies and freight); • Post’s and its customers’ ability to compete in their respective product categories, including the success of pricing, advertising and promotional programs and the ability to anticipate and respond to changes in consumer and customer preferences and behaviors; • Post’s ability to hire and retain talented personnel, increases in labor-related costs, employee safety, labor strikes, work stoppages, unionization efforts and other labor disruptions; • Post’s high leverage, its ability to obtain additional financing and service its outstanding debt (including covenants restricting the operation of its businesses) and a potential downgrade in Post’s credit ratings; • Post’s ability to successfully implement business strategies to reduce costs; • Post’s reliance on third parties and others for the manufacture of many of its products; • costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents, information security breaches or enterprise resource planning system implementations; • allegations that Post’s products cause injury or illness, product recalls and withdrawals, product liability claims and other related litigation; • compliance with existing and changing laws and regulations; • the impact of litigation; 2

Cautionary Statement Regarding Forward-Looking Statements (Cont’d) (CONTINUED FROM PRIOR PAGE): • Post’s ability to successfully integrate the pet food assets and operations acquired in April 2023 and in the Perfection Pet Foods, LLC acquisition, deliver on the expected financial contribution, cost savings and synergies from these acquisitions and maintain relationships with employees, customers and suppliers for the acquired businesses, while maintaining focus on Post’s pre-acquisition businesses; • Post’s ability to identify, complete and integrate or otherwise effectively execute acquisitions or other strategic transactions; • the loss of, a significant reduction of purchases by or the bankruptcy of a major customer; • the success of new product introductions; • differences in Post’s actual operating results from any of its guidance regarding Post’s future performance; • impairment in the carrying value of goodwill, other intangibles or long-lived assets; • risks associated with Post’s international businesses; • business disruption or other losses from changes in governmental administrations, political instability, terrorism, war or armed hostilities or geopolitical tensions; • risks related to the intended tax treatment of Post’s divestitures of its interest in BellRing Brands, Inc.; • Post’s ability to protect its intellectual property and other assets and to license third-party intellectual property; • costs associated with the obligations of Bob Evans Farms, Inc. (“Bob Evans”) in connection with the sale of its restaurants business, including certain indemnification obligations and Bob Evans’s payment and performance obligations as a guarantor for certain leases; • changes in critical accounting estimates; • losses or increased funding and expenses related to Post’s qualified pension or other postretirement plans; • conflicting interests or the appearance of conflicting interests resulting from any of Post’s directors and officers also serving as directors or officers of other companies; and • other risks and uncertainties described in Post’s filings with the Securities and Exchange Commission (the “SEC”). 3

Additional Information Non-GAAP Financial Measures Post uses Adjusted EBITDA, an illustrative purchase price multiple and free cash flow, all of which are non-GAAP measures, in this presentation to supplement financial measures prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”). Adjusted EBITDA is a non-GAAP measure which represents earnings before interest, income taxes, depreciation, amortization and other adjustments. Free cash flow is a non-GAAP measure which represents cash flow from operating activities less capital expenditures. The illustrative purchase price multiple is a non-GAAP measure which represents the purchase price for the acquisition divided by the post-synergies Adjusted EBITDA for the acquisition. Adjusted EBITDA, the illustrative purchase price multiple and free cash flow are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies. Management uses certain non-GAAP measures, including Adjusted EBITDA, as key metrics in the evaluation of underlying company and segment performance, in making financial, operating and planning decisions, and, in part, in the determination of bonuses for executive officers and employees. Additionally, Post is required to comply with certain covenants and limitations that are based on variations of EBITDA in its financing documents. Management believes the use of non-GAAP measures, including Adjusted EBITDA, provides increased transparency and assists investors in understanding the underlying operating performance of Post and Post’s segments and in the analysis of ongoing operating trends. Post considers Adjusted EBITDA an important supplemental measure of performance and ability to service debt. Adjusted EBITDA is often used to assess performance because it allows comparison of operating performance on a consistent basis across periods by removing the effects of various items. Post considers the illustrative purchase price multiple an important supplemental measure of a business’s valuation. Post considers free cash flow an important supplemental measure of ability to service debt and repurchase shares. Adjusted EBITDA, the illustrative purchase price multiple and free cash flow have various limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of results as reported under GAAP. In this presentation, Post provides its forecasted Adjusted EBITDA guidance for fiscal year 2025 and discloses its expectations as to the Adjusted EBITDA of 8th Avenue for the next twelve months, 8th Avenue’s forecasted post-synergies Adjusted EBITDA, the illustrative purchase price multiple and the effect of the acquisition on Post’s Adjusted EBITDA and free cash flow only on a non-GAAP basis. Post does not provide a reconciliation of the non-GAAP measures of Post’s forward-looking Adjusted EBITDA and free cash flow prior to and after the completion of the acquisition, 8th Avenue’s forward-looking Adjusted EBITDA, 8th Avenue’s forecasted post-synergies Adjusted EBITDA and the illustrative purchase price multiple to the most directly comparable GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for income/expense on swaps, net, integration and transaction costs, mark-to- market adjustments on equity security investments, mark-to-market adjustments on commodity and foreign exchange hedges, gain/loss on extinguishment of debt, net, equity method investment adjustment and other charges reflected in Post’s reconciliations of historical numbers, the amounts of which, based on historical experience, could be significant. 4

Additional Information (Cont’d) Prospective Financial Information The prospective financial information provided in this presentation regarding Post’s and 8th Avenue’s future performance, including Post’s forecasted Adjusted EBITDA for fiscal year 2025 and free cash flow prior to and after the completion of the acquisition, including estimated cash interest, estimated capital expenditures and normalized cash taxes, 8th Avenue’s forecasted Adjusted EBITDA, Post’s expected synergies and other benefits from the acquisition, 8th Avenue's forecasted post-synergies Adjusted EBITDA, the illustrative purchase price multiple, Post’s acquisition adjusted net leverage, expectations about 8th Avenue’s product net sales composition upon completion of the acquisition and specific dollar amounts and other plans, expectations, estimates and similar statements, represents Post management’s estimates as of the date of this presentation (unless otherwise noted) only and are qualified by, and subject to, the assumptions, risks and uncertainties set forth on the slides captioned “Cautionary Statement Regarding Forward-Looking Statements.” Post’s forecasted Adjusted EBITDA guidance for fiscal year 2025 and free cash flow prior to and after the completion of the acquisition, including estimated cash interest, estimated capital expenditures and normalized cash taxes, 8th Avenue’s forecasted Adjusted EBITDA, Post’s expected synergies and other benefits from the acquisition, 8th Avenue's forecasted post-synergies Adjusted EBITDA, the illustrative purchase price multiple, Post’s acquisition adjusted net leverage, expectations about 8th Avenue’s product net sales composition upon completion of the acquisition and the specific dollar amounts and other plans, expectations, estimates and similar statements contained in this presentation are based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to business, economic and competitive uncertainties and contingencies, many of which are beyond Post’s control, are based upon specific assumptions with respect to future business decisions, some of which will change, and are necessarily speculative in nature. It can be expected that some or all of the assumptions inherent in the estimates will not materialize or will vary significantly from actual results. Accordingly, the information set forth herein is only an estimate as of the date of this presentation (unless otherwise noted), and actual results will vary from the estimates set forth herein. Investors also should recognize that the reliability of any forecasted financial data diminishes the further in the future that the data is forecast. In light of the foregoing, investors are urged to put Post’s forecasted Adjusted EBITDA guidance for fiscal year 2025 and free cash flow prior to and after the completion of the acquisition, including estimated cash interest, estimated capital expenditures and normalized cash taxes, 8th Avenue’s forecasted Adjusted EBITDA, 8th Avenue's forecasted post-synergies Adjusted EBITDA, the illustrative purchase price multiple, Post’s acquisition adjusted net leverage, expectations about 8th Avenue’s product net sales composition upon completion of the acquisition and the specific dollar amounts and other prospective financial information in context and not to rely on them. Post’s forecasted Adjusted EBITDA guidance for fiscal year 2025 and free cash flow prior to and after the completion of the acquisition, including estimated cash interest, estimated capital expenditures and normalized cash taxes, 8th Avenue’s forecasted Adjusted EBITDA, Post’s expected synergies and other benefits from the acquisition, 8th Avenue's forecasted post-synergies Adjusted EBITDA, the illustrative purchase price multiple, Post’s acquisition adjusted net leverage and expectations about 8th Avenue’s product net sales composition upon completion of the acquisition are not prepared with a view toward compliance with published guidelines of the American Institute of Certified Public Accountants, and neither Post’s independent registered public accounting firm nor any other independent expert or outside party has audited, reviewed, examined, compiled or applied agreed upon procedures with respect to these estimates and, accordingly, no such person expresses any opinion or any other form of assurance with respect thereto. Acquisition adjusted net leverage is calculated based on Post’s Total Net Leverage Ratio, as such term is defined in Post’s credit agreement, as amended, which was filed as Exhibit 10.1 to Post’s Form 8-K filed with the SEC on February 26, 2024. Post’s Total Net Leverage Ratio is utilized as a measure of ability to service debt. Any failure to successfully implement Post’s operating strategy or the occurrence of any of the events or circumstances set forth under the slides captioned “Cautionary Statement Regarding Forward-Looking Statements” in this presentation could result in the actual operating results being different than the estimates set forth herein, and such differences may be adverse and material. 5

Additional Information (Cont'd)

Market and Industry Data

This presentation includes industry and trade association data, forecasts and information that were prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also is based on Post's good faith estimates, which are derived from management's knowledge of the industry and from independent sources. These third party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. Post has not independently verified any of the data from third party sources nor has it ascertained the underlying economic assumptions on which such data is based, and Post makes no representation or warranty regarding the accuracy, completeness or reliability of such data. Similarly, Post believes its internal research is reliable, even though such research has not been verified by any independent sources and Post cannot guarantee its accuracy or completeness.

Trademarks and Service Marks

The logos, trademarks, trade names and service marks mentioned in this presentation, including *Post®, Post Consumer Brands®, Perfection Pet Foods™, Honey Bunches of Oats®, Pebbles®, Great Grains®, Post®* Bran Flakes, *Post®* Shredded Wheat, *Spoon Size®* Shredded Wheat, *Golden Crisp®, Alpha-Bits®, Ohs!®, Shreddies™, Post®* Raisin Bran, *Grape-Nuts®, Honeycomb®, Frosted Mini Spooners®, Golden Puffs®,* Cinnamon *Toasters®, Fruity Dyno-Bites®, Cocoa Dyno-Bites®, Berry Colossal Crunch®, Malt-O-Meal®, Farina™, Dyno-Bites®, Mom's Best®, Better Oats®, CoCo Wheats®, Peter Pan®, Rachael Ray®, Nutrish®, Nature's Recipe®, 9Lives®, Kibbles 'n Bits®, Gravy Train®, Barbara's®, Puffins®, Oreo O's®, Chips Ahoy!®, Honeymaid®, Premier Protein®, Weetabix®, Alpen®, Weetos™, Ready Brek™, Weetabix On The Go™, Oatibix®, UFIT™, Michael Foods™, Papetti's®, Abbotsford Farms®, Simply Potatoes®, Henningsen Foods™, Almark Foods™, Easy Eggs®, Davidson's Safest Choice®, Better'n Eggs®, Crystal Farms®, Diner's Choice™, Westfield Farms®, David's Deli®, Owens®, Country Creek Farm®, Egg Beaters®, Bob Evans®* (which is used in brands such as *Bob Evans®* Egg Whites), *Bob Evans Farms®, Pineland Farms®* and *Old El Paso™* brands are currently the property of, or are under license by, Post or its consolidated subsidiaries. Other logos, trademarks, trade names and service marks mentioned in this presentation, including *Attune™, Attune Foods™, Golden Boy™, Dakota Growers Pasta Co.®, American Blanching Company™, Dreamfields®, Nature's Edge™, Willamette Valley®, Nut'n Better®, Sweet Home Farm®* and *Ronzoni®*, are currently the property of, or are under license by, 8th Avenue or its subsidiaries. Post, 8th Avenue or one of their respective subsidiaries owns or has rights to use the trademarks, service marks and trade names that are used in conjunction with the operation of Post's, 8th Avenue's and their respective subsidiaries' businesses. Some of the more important trademarks that Post, 8th Avenue or one of their respective subsidiaries owns or has rights to use that appear in this presentation may be registered in the U.S. and other jurisdictions. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable owner or licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks or trade names. Each trademark, trade name or service mark of any other company appearing in this presentation is owned or used under license by such company.

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8th Avenue Food & Provisions, Inc: History and Strategic Rationale 7 • In 2018, Post partnered with private equity to form 8th Avenue Food & Provisions, Inc. (“8th Avenue”) • In exchange for contributing its private label nut butter, pasta and granola businesses, Post received after-tax proceeds of ~$870mm while retaining some residual common equity • 8th Avenue’s strategy was to execute a roll-up of additional M&A opportunities – it subsequently made acquisitions in both peanut butter and pasta (Ronzoni) • During COVID, 8th Avenue and many other private label businesses came under pressure, which challenged its capital structure • Despite an operating performance rebound since COVID, the capital structure remained under pressure • The lack of acquisition capacity hindered 8th Avenue’s ability to execute on its M&A strategy in its current form • Post’s acquisition of 8th Avenue will provide further depth in strategic categories at an attractive valuation • Secures Post’s Peter Pan nut butter supply and enables Post to become more meaningful to retail partners in the category • Granola is a growing sub-category within the broader cereal category(1), complementing existing business • Entry into dry pasta enables Post to operate at multiple price points (both branded and private label) from a strong supply position, similar to cereal and nut butter businesses • Purchase price multiple of below 7x 8th Avenue’s forecasted post-synergies Adjusted EBITDA(2) represents an attractive capital allocation opportunity, providing for meaningful free cash flow accretion Note: Please refer to “Cautionary Statement Regarding Forward-Looking Statements” and “Additional Information – Prospective Financial Information” in this presentation. 1. Nielsen Discover; Total US xAOC; L13 weeks ending 3/29/25. 2. Please refer to “Additional Information – Non-GAAP Financial Measures” in this presentation. Refer to slide 8 for additional information.

8 Transaction Summary • Post has agreed to purchase 8th Avenue for an enterprise value of approximately $880mm(1) • Categories include branded and private label pasta and private label nut butters, granola and fruit & nut • Purchase price multiple is 6.8x 8th Avenue’s forecasted post-synergies Adjusted EBITDA of $130mm(2)(3) • Acquisition is expected to be financed with cash on hand and through borrowings under Post’s existing revolving credit facility, with net leverage modestly increasing to an acquisition adjusted net leverage of approximately 4.6x(2) • Acquisition is expected to close on July 1, 2025 • To be integrated into Post Consumer Brands with clear line-of-sight to business and synergy potential(2) • Due diligence risk mitigated through Post’s existing ownership • Expected synergies of approximately $15mm annually by the end of fiscal year 2026(2) • Acquisition will be accretive to Post’s free cash flow(2) 1. See Post’s June 3, 2025 press release and Form 8-K filed with the SEC on June 3, 2025 for further details. Post’s existing 60.5% common equity interest in 8th Avenue valued at zero in the acquisition. 2. Please refer to “Cautionary Statement Regarding Forward-Looking Statements,” “Additional Information – Non- GAAP Financial Measures” and/or “Additional Information – Prospective Financial Information” in this presentation. 3. Refer to slide 10 for additional information.

Overview of 8th Avenue Food & Provisions

Acquisition gives Post strong, established positions across categories

#1

Private Label Peanut and Tree Nut Butter Manufacturer[1]

#2

Private Label Dry Pasta Manufacturer[1]

#1

Private Label Granola Manufacturer[1]

Net Sales Breakdown

Segment



Fruit & Nut 8%
Granola 11%
Pasta 42%
FY24 Net Revenue: $1.1bn(3)
Nut Butter 39%

Channel



Other 3%
Co-Man 8%
Foodservice 9%
Ingredient 12%
Retail 68%

Product[2]



Branded 15%
RONZONI
Peter Pan
Private Label and Co-Man 85%

Operations Span Ten Manufacturing Facilities and Six Distribution Centers

1. Includes sales across retail, foodservice and ingredient channels. Volume retail sales in lbs. compared to NielsenIQ retail category size as of December 28, 2024 and management estimates of other channels.
2. Reflects expected product net sales composition upon completion of acquisition. Please refer to "Cautionary Statement Regarding Forward-Looking Statements" and "Additional Information – Prospective Financial Information" in this presentation.
3. Fiscal year ended September 30, 2024. Includes related party sales with Post.

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Enhances Post's Free Cash Flow Profile

Cash Flow Characteristics	8th Avenue
1 Recurring revenue stream supported by scaled positions within strategic categories	✓
2 Limited maintenance capex needs	✓
3 Modest working capital requirements	✓

Free Cash Flow ("FCF") Illustrative Calculation

($ in mm)	Post	Acquisition Impact	Post + 8th Avenue
Post Forecasted Adjusted EBITDA[1]	$1,450		$1,450
8th Avenue Forecasted Adjusted EBITDA[2]	-	115	115
Run-Rate Synergies[3]	-	15	15
Forecasted Adjusted EBITDA	**$1,450**	**+ 130**	**$1,580**
Less: Cash Interest[4]	(338)	(44)	(382)
Less: Normalized Capital Expenditures[5]	(340)	(25)	(365)
Less: Normalized Cash Taxes[6]	(163)	(21)	(184)
Illustrative FCF	**$609**	**+ 40**	**$649**

Significantly FCF accretive to Post's shareholders

Note: Please refer to "Cautionary Statement Regarding Forward-Looking Statements," "Additional Information – Non-GAAP Financial Measures" and/or "Additional Information – Prospective Financial Information" in this presentation.

1. Please refer to Post's Form 8-K filed with the SEC on May 8, 2025 for additional detail. Assumed for illustrative purposes to be the mid-point of Post's fiscal year 2025 Adjusted EBITDA guidance range.
2. Post management's estimate of 8th Avenue's forecasted Adjusted EBITDA on a next twelve month basis.
3. 8th Avenue's expected cost synergies of $15mm annually expected to be realized by the end of fiscal year 2026.
4. Estimated using Post's run-rate forecasted cash interest expense including drawdown on Post's revolving credit facility for the acquisition.
5. Illustratively excludes temporary elevations in capital expenditure investment.
6. Estimated using Post's statutory tax rate.

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